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                                                                    Exhibit 21.1

                         SUBSIDIARIES OF WORLDCOM, INC.


                                                                      JURISDICTION
NAME OF COMPANY(1)                                                  OF INCORPORATION
------------------                                                  ----------------
WorldCom, Inc.                                                          Georgia

Biz-Tel Corporation                                                     Florida

Com Systems, Inc.                                                      California

Healan Communications, Inc.                                             Georgia

ITC Tele-Services, Inc.                                                Washington

Military Communications Center, Inc.                                    Delaware

Touch 1 Long Distance, Inc.                                             Alabama

TransCall America, Inc.                                                 Georgia

WorldCom Network Services, Inc.                                         Delaware

Virginia WorldCom, Inc.                                                 Virginia

IDB WorldCom, Inc.                                                      Delaware

WorldCom Federal Systems, Inc.                                          Delaware

IDB Media Group, Inc.                                                   Delaware

IDB WorldCom Services, Inc a/k/a TRT/FTC Communications                 Delaware

TC WorldCom AG                                                        Switzerland

WorldCom Caribbean, Inc.                                                New York

WorldCom Network Services Asia, Inc.                                     Korea

WorldCom International, Inc.                                            Delaware

WorldCom Telecommunications Services, GmbH                              Germany

WorldCom Telecommunications Services, SARL                            Switzerland

GridNet International, Inc.                                             Delaware

WorldCom Telecommunications Services, France S.A.                        France

IDB Communications Group Limited                                          N/A

WorldCom Wireless, Inc.                                                 Arizona

TTI National, Inc.                                                      Delaware


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
                                                                      JURISDICTION
NAME OF COMPANY(1)                                                  OF INCORPORATION
---------------                                                  ----------------
BLT Technologies, Inc.                                                 Washington

CS Network Services, Inc.                                              California

TMC Communications, Inc.                                               California

Western Business Network, Inc.                                         California

TMC Communications, L.P.                                               California

TRT/FTC Communications, Ltd.                                         United Kingdom

MFS Communications Company, Inc.                                        Delaware

MFS Network Technologies, Inc.                                          Delaware

Centex Telemanagement, Inc.                                             Delaware

Centex Telemanagement of California, Inc.                               Delaware

MFS Domestic Personnel, Inc.                                            Delaware

MFS Foreign Personnel, Inc.                                            California

MFS Global Network Services, Inc.                                       Delaware

MFS Network Technologies of the District of Columbia, Inc.        District of Columbia

MFS Transportation Systems, Inc.                                        Delaware

MFS TransTech, Inc.                                                    Delaware

MFS Telecom, Inc.                                                       Delaware

Chicago Fiber Optic Corporation                                         Illinois

Fibernet, Inc.                                                          Delaware

FiberNet Rochester, Inc.                                                Delaware

Institutional Communications Company  - Virginia                        Virginia

Northeast Networks, Inc.                                                Delaware

MFS Telephone, Inc.                                                     Delaware

MFS Telephone of Missouri, Inc.                                         Missouri

MFS Telephone of New Hampshire, Inc.                                 New Hampshire

MFS Telephone of Virginia, Inc.                                         Virginia

MFSA Holding, Inc.                                                      Delaware

Metrex Corporation                                                      Georgia



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
                                                                      JURISDICTION
NAME OF COMPANY(1)                                                  OF INCORPORATION
------------------                                                  ----------------
Metropolitan Fiber Systems/McCourt, Inc.                                Delaware

Metropolitan Fiber Systems of Alabama, Inc.                             Delaware

Metropolitan Fiber Systems of Arizona, Inc.                             Delaware

Metropolitan Fiber Systems of Baltimore, Inc.                           Delaware

Metropolitan Fiber Systems of California, Inc.                          Delaware

Metropolitan Fiber Systems of Columbus, Inc.                            Delaware

Metropolitan Fiber Systems of Connecticut, Inc.                         Delaware

Metropolitan Fiber Systems of Dallas, Inc.                              Delaware

Metropolitan Fiber Systems of Delaware, Inc.                            Delaware

Metropolitan Fiber Systems of Denver, Inc.                              Delaware

Jones Lightwave of Denver, Inc.                                         Colorado

Metropolitan Fiber Systems of Detroit, Inc.                             Delaware

Metropolitan Fiber Systems of Florida, Inc.                             Delaware

Metropolitan Fiber Systems of Hawaii, Inc.                              Delaware

Metropolitan Fiber Systems of Houston, Inc.                             Delaware

Metropolitan Fiber Systems of Indianapolis, Inc.                        Delaware

Metropolitan Fiber Systems of Iowa, Inc.                                Delaware

Metropolitan Fiber Systems of Kansas, Inc.                              Delaware

Metropolitan Fiber Systems of Kentucky, Inc.                            Delaware

Metropolitan Fiber Systems of Massachusetts, Inc.                       Delaware

Metropolitan Fiber Systems of Minneapolis/St. Paul, Inc.                Delaware

Metropolitan Fiber Systems of Kansas City, Missouri, Inc.               Missouri

Metropolitan Fiber Systems of Nebraska, Inc.                            Delaware

Metropolitan Fiber Systems of Nevada, Inc.                              Delaware

Metropolitan Fiber Systems of New Hampshire, Inc.                    New Hampshire

Metropolitan Fiber Systems of New Jersey, Inc.                          Delaware

Metropolitan Fiber Systems of New Orleans, Inc.                         Delaware

Metropolitan Fiber Systems of New York, Inc.                            Delaware




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




                                                                      JURISDICTION
NAME OF COMPANY(1)                                                  OF INCORPORATION
------------------                                                  ----------------
Metropolitan Fiber Systems of North Carolina, Inc.                      Delaware

Metropolitan Fiber Systems of Ohio, Inc.                                Delaware

Metropolitan Fiber Systems of Oklahoma, Inc.                            Delaware

Metropolitan Fiber Systems of Oregon, Inc.                              Delaware

Metropolitan Fiber Systems of Philadelphia, Inc.                        Delaware

Metropolitan Fiber Systems of Pittsburgh, Inc.                          Delaware

Metropolitan Fiber Systems of Rhode Island, Inc.                        Delaware

Metropolitan Fiber Systems of Seattle, Inc.                             Delaware

Metropolitan Fiber Systems of St. Louis, Inc.                           Missouri

Metropolitan Fiber Systems of Tennessee, Inc.                           Delaware

Metropolitan Fiber Systems of Virginia, Inc.                            Delaware

Virginia Metrotel, Inc.                                                 Virginia

Metropolitan Fiber Systems of Wisconsin, Inc.                           Delaware

WorldCom Technologies, Inc. (formerly MFS Intelenet, Inc.)              Delaware

MFS Intelenet of Virginia, Inc.                                         Virginia

MFS Datanet, Inc.                                                       Delaware

Cylix Communications Corporation                                       Tennessee

Eagle Uplink Corporation                                               Tennessee

MFS International, Inc.                                                 Delaware

MFS Globenet, Inc.                                                      Delaware

MFS CableCo U.S., Inc.                                                  Delaware

MFS CableCo (Bermuda) Ltd.                                              Bermuda

Gemini Submarine Cable System Limited                                   Bermuda

Gemini Submarine Cable System (UK)                                   United Kingdom

WorldCom International Limited (formerly MFS Communications         England & Wales
Limited)

MK International Limited                                            England & Wales





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

                                                                      JURISDICTION
NAME OF COMPANY(1)                                                  OF INCORPORATION
------------------                                                  ----------------
McCourt Cable and Communications Limited                            England & Wales

WorldCom Asia Pacific Limited (formerly MFS Far East Corporation     Cayman Islands
Limited)

WorldCom Development S.A. (formerly MFS Development S.A.)               Belgium

N.V. WorldCom                                                           Belgium

MFS Communications of Canada, Inc.                                       Canada

WorldCom A/S                                                            Denmark

WorldCom S.A.                                                            France

WorldCom Telecommunication Services GmbH                                Germany

MFS Communications GmbH                                                 Germany

MKI Konstruktionsgesellschaft fur Telecommunikationsanlagen mbH         Germany

WorldCom Communications B.V.                                        The Netherlands

WorldCom S.p.A.                                                          Italy

WorldCom Japan Ltd.                                                      Japan

WorldCom East, Inc.                                                     Delaware

WorldCom Telecommunications, S.A.                                        Spain

WorldCom A.B.                                                            Sweden

WorldCom A.G.                                                         Switzerland

MFS/C-TEC (New Jersey Partnership)                                      Delaware

UUNET Technologies, Inc.                                                Delaware

UUNET Deutschland GmbH                                                  Germany

UUNET Holdings Corp.                                                    Delaware

UUNET International, Ltd.                                               Delaware

UUNET Hong Kong Limited                                                Hong Kong

UUNET Australia, Ltd.                                                   Delaware

UUNET Japan, Ltd.                                                       Delaware

UUNET Canada, Inc.                                                  Ontario, Canada

Metrix Interlink Corp.                                              Ontario, Canada

UUNET Pipex B.V.                                                      Netherlands



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



                                                                      JURISDICTION
NAME OF COMPANY(1)                                                  OF INCORPORATION
------------------                                                  ----------------
UUNET Holdings GmbH                                                     Germany

Unipalm Group plc                                                    United Kingdom

Computer College Ltd.                                                United Kingdom

XTech Limited                                                        United Kingdom

Unipalm Pipex Limited                                                United Kingdom

Leaf Distribution Limited                                            United Kingdom

Unipalm Limited                                                      United Kingdom

The Public IP Exchange Limited                                       United Kingdom

Pipex International Limited                                          United Kingdom

UUNET PIPEX BELGIUM, N.V.                                               Belgium

INnet International                                                     Belgium

WorldCom ICC, Inc.                                                      Delaware

McCourt Fiber Network, Inc.                                          Massachusetts

NLnet Holding B.V.                                                    Netherlands

NLnet Development B.V.                                                Netherlands

NLnet services Amsterdam B.V.                                         Netherlands

NLnet Services B.V.                                                   Netherlands

TC Investments Corp.                                                    Delaware

Telatlantic Corporation Limited                                         Ireland

Internet-Way S.A.                                                        France

InterNLnet B.V. (jv.)                                                 Netherlands

WorldCom Pacific, L.L.C.                                                Delaware

WorldCom Management Company, Inc.                                       Delaware

WorldCom Purchasing LLC                                                 Delaware

WorldCom Overseas Holding, Inc.                                         Delaware

CompuServe Network Services Corporation (f/k/a CompuServe               Delaware
Corporation)

CompuServe Network Services Inc. (f/k/a CompuServe Incorporated)          Ohio


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

                                                                      JURISDICTION
NAME OF COMPANY(1)                                                  OF INCORPORATION
------------------                                                  ----------------
CompuServe Network Services Systems Integration Group Southwest,         Texas
Inc. (f/k/a CompuServe Systems Integration Group Southwest, Inc.)

CompuPlex Incorporated                                                    Ohio

CompuServe Canada Limited                                                Canada

CompuServe Information Services AG                                    Switzerland

CompuServe Information Services S.A.R.L.                                 France

CompuServe Information Services B.V.                                  Netherlands

CompuServe Consulting Services (UK) Ltd.                             United Kingdom

CompuServe Information Services (UK) Ltd.                            United Kingdom

CompuServe GmbH                                                         Germany

CompuServe AB                                                            Sweden

CNS Information (S) Pte Ltd                                            Singapore

CompuServe International Pty Limited                                   Australia

CompuServe HK Limited                                                  Hong Kong

ANS Communications, Inc.                                                Delaware

ANS (UK) Limited                                                     United Kingdom

ANS Japan, Inc.                                                          Japan

A.N.S. France S.A.R.L.                                                   France



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
                                                                   JURISDICTION OF
NAME OF UNRESTRICTED SUBSIDIARY                                     INCORPORATION
-------------------------------                                     -------------
WorldCom Funding Corporation (Receivables Subsidiary)                 Delaware

ALD Communications, Inc.                                             California

Bittel Telecommunications Corporation                                California

Brooks Fiber Properties, Inc.                                         Delaware

BFC Communications, Inc.                                               Nevada

Brooks Fiber Communications-LD, Inc.                                   Nevada

Brooks Fiber Communications-Midwest, Inc.                             Delaware

Brooks Fiber Communications-Northeast, Inc.                           Delaware

Brooks Fiber Communications of Arkansas, Inc.                         Delaware

Brooks Fiber Communications of Bakersfield, Inc.                      Delaware

Brooks Fiber Communications of California, Inc.                       Delaware

Brooks Fiber Communications of Connecticut, Inc.                      Delaware

Brooks Fiber Communications of Fresno, Inc.                           Delaware

Brooks Fiber Communications of Idaho, Inc.                            Delaware

Brooks Fiber Communications of Massachusetts, Inc.                    Delaware

Brooks Fiber Communications of Michigan, Inc.                         Michigan

Brooks Fiber Communications of Minnesota, Inc.                        Delaware

Brooks Fiber Communications of Mississippi, Inc.                      Delaware

Brooks Fiber Communications of Missouri, Inc.                         Delaware

Brooks Fiber Communications of Nevada, Inc.                           Delaware

Brooks Fiber Communications of New England, Inc.                      Delaware

Brooks Fiber Communications of New Mexico, Inc.                       Delaware

Brooks Fiber Communications of New York, Inc.                         Delaware

Brooks Fiber Communications of Ohio, Inc.                             Delaware

Brooks Fiber Communications of Oklahoma, Inc.                         Delaware

Brooks Fiber Communications of Rhode Island, Inc.                     Delaware

Brooks Fiber Communications of Sacramento, Inc.                        Nevada

Brooks Fiber Communications of San Jose, Inc.                          Nevada




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

                                                                   JURISDICTION OF
NAME OF UNRESTRICTED SUBSIDIARY                                     INCORPORATION
-------------------------------                                     -------------
Brooks Fiber Communications of Stockton, Inc.                         Delaware

Brooks Fiber Communications of Tennessee, Inc.                        Delaware

Brooks Fiber Communications of Texas, Inc.                            Delaware

Brooks Fiber Communications of Tucson, Inc.                           Delaware

Brooks Fiber Communications of Tulsa, Inc.                            Delaware

Brooks Fiber Communications of Utah, Inc.                             Delaware

B.T.C. Real Estate Investments, Inc.                                  Missouri

BTC Transportation Corporation                                        Delaware

Fibercom of Missouri, Inc.                                            Missouri

GLA International, Inc.                                               Missouri

J.B. Telecom, Inc.                                                    Missouri

Tenant Network Services, Inc.                                        California

BTC Finance Corp.                                                     Delaware

New England Fiber Communications L.L.C.                               Delaware

--------------------------------------
(1)Certain of the subsidiaries of the Company conduct business under portions of their full name or acronyms of their full name.



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